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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-98038, 333-12097, 333-50639, 333-60869, 333-68205
and 333-48350) of Gadzooks, Inc. of our report dated March 7, 2003, except as to the first paragraph of Note 6, which is as of April 11, 2003 relating to the financial statements, on this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Dallas, Texas
April 29, 2003